10.1 Gender Sciences, Inc. Convertible Promissory Notes dated November 5, 2002 in the amount of $50,000 and $450,000.

NEITHER THIS PROMISSORY NOTE NOR THE SHARES INTO WHICH IT IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. THE COMPANY WILL NOT TRANSFER THIS PROMISSORY NOTE OR THE UNDERLYING SHARES
UNLESS: (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH PROMISSORY NOTE OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS.

                              Gender sciences, INC.
                           CONVERTIBLE PROMISSORY NOTE

$50,000                                            November 5, 2002

                  Gender Sciences, Inc., a New Jersey corporation (the "Company"), for value received, hereby promises to pay to Francis A. Newman ("Lender"), on the Maturity Date (as hereinafter defined), the principal amount of Fifty Thousand Dollars ($50,000) plus accrued and unpaid interest thereon, at a simple interest rate of Eight Percent (8%) per annum from the date hereof until the Maturity Date. Unless converted into shares of the Company's capital stock, all sums due pursuant to this Note shall be due and payable on the third
(3rd) anniversary of the date of this Note ("Maturity Date") at the principal office of the Company at 10 West Forest Avenue, Englewood, New Jersey 07631 in currency of the United States of America which at the time of payment shall be legal tender for payment of public and private debts.

                  This Note is made pursuant to a Loan Agreement of even date herewith. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Loan Agreement. Any conflict between the Loan Agreement and this Note shall be determined by the Loan Agreement.

         1. Waiver. The Company and any and each other person or entity liable for the payment or collection of this Note expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit and diligence in taking any action to collect amounts called for under this Note and in the handling of property at any time existing as security in connection with this Note, and shall be directly and primarily liable for the payment of all sums owing and to be owing on this Note, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for under this Note.

         2. Costs of Collection. The Company agrees to pay all reasonable costs, including reasonable attorneys' fees, incurred by the Lender in collecting or enforcing payment of this Note in accordance with its terms.

         3. Conversion.

                  3.1 Voluntary Conversion. If not sooner converted as described in Section 3.2 below, all or some of the outstanding principal balance of, and all or some of the accrued and unpaid interest on, this Note may be converted at any time prior to the Maturity Date, at the option of the Lender, into shares of Common Stock of the Company at a conversion price per share equal to Five Cents ($0.05).

                  3.2 Automatic Conversion. At the closing of a Qualifying Equity Financing (as defined below) on or before the Maturity Date, the entire outstanding principal balance of and all accrued and unpaid interest on, this Note shall be automatically converted into the number of shares of either (1) Preferred Stock or Common Stock, as the case may be, if the price per share in the Qualified Equity Financing is equal to or less than Five Cents ($0.05); or
(2) Common Stock if the price per share is greater in the Qualified Equity Financing than Five Cents ($0.05), as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Note as of the closing date of the Qualified Equity Financing by (b) the lower of (i) Five Cents ($0.05) or (ii) the price per share of Common Stock or Preferred Stock, as the case may be, issued in the Qualified Equity Financing. A "Qualified Equity Financing" shall mean an equity financing in which the Company sells shares of Common Stock or Preferred Stock and obtains net proceeds (including conversion of all convertible notes in connection with the bridge financing) in an amount not less than Two Million Dollars ($2,000,000).

                  3.3 Notice. If this Note is automatically converted as provided for in Section 3.2 above, written notice shall be delivered to the Lender at the address last shown on the records of the Company for the Lender or given by the Lender to the Company for the purpose of notice, or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Lender of the conversion, specifying the principal amount of this Note converted, the amount of accrued and unpaid interest converted, the date of such conversion and calling upon the Lender to surrender this Note to the Company in exchange for equity securities of the Company as provided herein, in the manner and at the place designated by the Company.

                  3.4 Certificate. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Lender, upon surrender of this Note, a certificate or certificates for the number of full shares of equity securities issuable upon such conversion. No fractional shares shall be issued in connection with any conversion under this Note, but in lieu of such fractional shares, the Company shall round up the number of shares to be received upon conversion of this Note to the next whole share of stock.

         4. Usury Savings Clause. Notwithstanding any provision of this Note, the Company shall not and will not be required to pay interest at a rate or any fee or charge in an amount prohibited by applicable law. If interest or any fee or charge payable on any date would be prohibited, then such interest, fee or charge will be automatically reduced to the maximum amount that is not prohibited. In the event that Lender receives payment of any interest, fee, or charge that would cause the amount so received to exceed the maximum amount permitted under applicable law, then, to the extent that the amount so received exceeds the maximum amount permitted under applicable law: (a) in the first instance, the amount received shall be applied to principal and (b) in the second instance, in the event that the principal amount of this Note has been paid in full, the remaining amount so received shall be deemed to be a loan from the Company to Lender, repayable upon the demand of the Company with interest at the legal rate from the date of Lender's receipt of each payment in excess interest, fees, or charges.

         5. Representations of Lender.

                  5.1 Acquisition for Personal Account. Lender represents and warrants that it is acquiring this Note and the Conversion Shares (as defined below) (the "Securities") solely for its account for investment and not with a view to or for sale or distribution of said Securities. Lender also represents that the entire legal and beneficial interests it may acquire in the Securities are being acquired for, and will be held for, Lender's account only.

                  5.2 Securities Are Not Registered. Lender understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the securities of the Company is to be effected. Lender realizes that the basis for the exemption may not be present if, notwithstanding its representations, Lender has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the Securities. Lender has no such present intention.

                  5.3 Accredited Investor. Lender is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

         6. Covenants of the Company.

                  6.1 Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Note by Company and the performance of the Company's obligations hereunder, including the issuance and delivery of this Note and the shares of equity securities issuable upon conversion of this Note ("Conversion Shares") and the reservation of the Conversion Shares has been taken or will be taken prior to the issuance of such Conversion Shares. This Note, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Conversion Shares, when issued in compliance with the provisions of this Note, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances.

                  6.2 No Impairment. Except and to the extent as waived or consented to by Lender, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Lender against impairment.

         7. Default. Each of the following events shall be an "Event of Default" hereunder:

                  7.1 the Company fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within twenty (20) business days thereafter;

                  7.2 the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

                  7.3 an involuntary petition is filed against the Company (unless such petition is dismissed or discharged within ninety (90) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

                  Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, be immediately due, payable and collectible by Lender pursuant to applicable law.

         8. Miscellaneous

                  8.1 The Company currently has enough authorized shares sufficient to effect the conversion of this Note. Notwithstanding the foregoing, the Company's current authorized shares are not sufficient to effect the conversion of this Note assuming full exercise and conversion of the Company's other outstanding options and convertible securities. Accordingly, the Company hereby covenants and agrees to expeditiously take such corporate action as may be necessary to amend the Company's Articles of Incorporation to increase its authorized but unissued shares of capital stock to the number of shares as shall be sufficient for the conversion of all of its outstanding options and convertible securities.

                  8.2 The Company hereby agrees that no failure on the part of the Lender to exercise any power, right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof.

                  8.3 The Lender shall not be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing and signed by the Lender, and then only to the extent specifically set forth in writing. A waiver with reference to one event shall not be construed and continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of the Lender to exercise any right, whether before or after an event of default or a default thereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the Lender of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

                  8.4 The remedies of the Lender in this Note or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                  8.5 Lender shall not become or be deemed a partner or joint venturer with the Company by reason of any provisions of this Note.

                  8.6 If any amount of principal or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next preceding Business Day. "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which banks in the State of California are required by law to close or are customarily closed.

                  8.7 If any of the provisions of this Note or the application thereof to any persons or circumstances shall, to any extent, be held to be invalid or unenforceable, the remainder of this Note by the application of such provision or provisions to persons or circumstances other than those as for whom or of which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

                  8.8 The terms of this Note shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, assigns or any entity formed as a result of the Company reincorporating in another jurisdiction.

                  8.9 Time is of the essence of this Note and the performance of all provisions hereof.

                  8.10 This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Lender of this Note or its attorney duly authorized in writing. Payment of or on account of principal and interest on this Note shall be made only to or upon the order in writing of the registered Lender.

                  8.11 Note is governed by and construed in accordance with me laws or the State of New Jersey.

                  8.12 The Lender will not be entitled to vote, receive dividends or exercise any of the rights of the holders of the Company's equity securities for any purpose prior to the conversion of this Note.

                  [Remainder of Page Intentionally Left Blank]

         "Company"                     Gender Sciences, Inc.,
                                       a New Jersey corporation

                                       /s/ EUGENE TERRY
                                       -------------------------------
                                       Eugene Terry, Chairman


         "Lender"
                                       /s/ FRANCIS A. NEWMAN
                                       -------------------------------
                                       Francis A. Newman


[Signature Page to Convertible Note]

NEITHER THIS PROMISSORY NOTE NOR THE SHARES INTO WHICH IT IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. THE COMPANY WILL NOT TRANSFER THIS PROMISSORY NOTE OR THE UNDERLYING SHARES
UNLESS: (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH PROMISSORY NOTE OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS.

                              Gender sciences, INC.
                           CONVERTIBLE PROMISSORY NOTE

$400,000                                           November 5, 2002

                  Gender Sciences, Inc., a New Jersey corporation (the "Company"), for value received, hereby promises to pay to The Ullman Family Partnership ("Lender"), on the Maturity Date (as hereinafter defined), the principal amount of Four Hundred Thousand Dollars ($400,000) plus accrued and unpaid interest thereon, at a simple interest rate of Eight Percent (8%) per annum from the date hereof until the Maturity Date. Unless converted into shares of the Company's capital stock, all sums due pursuant to this Note shall be due and payable on the third (3rd) anniversary of the date of this Note ("Maturity Date") at the principal office of the Company at 10 West Forest Avenue, Englewood, New Jersey 07631 in currency of the United States of America which at the time of payment shall be legal tender for payment of public and private debts.

                  This Note is made pursuant to a Loan Agreement of even date herewith. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Loan Agreement. Any conflict between the Loan Agreement and this Note shall be determined by the Loan Agreement.

         9. Waiver. The Company and any and each other person or entity liable for the payment or collection of this Note expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit and diligence in taking any action to collect amounts called for under this Note and in the handling of property at any time existing as security in connection with this Note, and shall be directly and primarily liable for the payment of all sums owing and to be owing on this Note, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for under this Note.

         10. Costs of Collection. The Company agrees to pay all reasonable costs, including reasonable attorneys' fees, incurred by the Lender in collecting or enforcing payment of this Note in accordance with its terms.

         11. Conversion.

                  11.1 Voluntary Conversion. If not sooner converted as described in Section 3.2 below, all or some of the outstanding principal balance of, and all or some of the accrued and unpaid interest on, this Note may be converted at any time prior to the Maturity Date, at the option of the Lender, into shares of Common Stock of the Company at a conversion price per share equal to Five Cents ($0.05).

                  11.2 Automatic Conversion. At the closing of a Qualifying Equity Financing (as defined below) on or before the Maturity Date, the entire outstanding principal balance of and all accrued and unpaid interest on, this Note shall be automatically converted into the number of shares of either (1) Preferred Stock or Common Stock, as the case may be, if the price per share in the Qualified Equity Financing is equal to or less than Five Cents ($0.05); or
(2) Common Stock if the price per share is greater in the Qualified Equity Financing than Five Cents ($0.05), as is obtained by dividing (a) the outstanding principal balance of, and all accrued and unpaid interest on, the Note as of the closing date of the Qualified Equity Financing by (b) the lower of (i) Five Cents ($0.05) or (ii) the price per share of Common Stock or Preferred Stock, as the case may be, issued in the Qualified Equity Financing. A "Qualified Equity Financing" shall mean an equity financing in which the Company sells shares of Common Stock or Preferred Stock and obtains net proceeds (including conversion of all convertible notes in connection with the bridge financing) in an amount not less than Two Million Dollars ($2,000,000).

                  11.3 Notice. If this Note is automatically converted as provided for in Section 3.2 above, written notice shall be delivered to the Lender at the address last shown on the records of the Company for the Lender or given by the Lender to the Company for the purpose of notice, or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Lender of the conversion, specifying the principal amount of this Note converted, the amount of accrued and unpaid interest converted, the date of such conversion and calling upon the Lender to surrender this Note to the Company in exchange for equity securities of the Company as provided herein, in the manner and at the place designated by the Company.

                  11.4 Certificate. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Lender, upon surrender of this Note, a certificate or certificates for the number of full shares of equity securities issuable upon such conversion. No fractional shares shall be issued in connection with any conversion under this Note, but in lieu of such fractional shares, the Company shall round up the number of shares to be received upon conversion of this Note to the next whole share of stock.

         12. Usury Savings Clause. Notwithstanding any provision of this Note, the Company shall not and will not be required to pay interest at a rate or any fee or charge in an amount prohibited by applicable law. If interest or any fee or charge payable on any date would be prohibited, then such interest, fee or charge will be automatically reduced to the maximum amount that is not prohibited. In the event that Lender receives payment of any interest, fee, or charge that would cause the amount so received to exceed the maximum amount permitted under applicable law, then, to the extent that the amount so received exceeds the maximum amount permitted under applicable law: (a) in the first instance, the amount received shall be applied to principal and (b) in the second instance, in the event that the principal amount of this Note has been paid in full, the remaining amount so received shall be deemed to be a loan from the Company to Lender, repayable upon the demand of the Company with interest at the legal rate from the date of Lender's receipt of each payment in excess interest, fees, or charges.

         13. Representations of Lender.

                  13.1 Acquisition for Personal Account. Lender represents and warrants that it is acquiring this Note and the Conversion Shares (as defined below) (the "Securities") solely for its account for investment and not with a view to or for sale or distribution of said Securities. Lender also represents that the entire legal and beneficial interests it may acquire in the Securities are being acquired for, and will be held for, Lender's account only.

                  13.2 Securities Are Not Registered. Lender understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the securities of the Company is to be effected. Lender realizes that the basis for the exemption may not be present if, notwithstanding its representations, Lender has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the Securities. Lender has no such present intention.

                  13.3 Accredited Investor. Lender is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

         14. Covenants of the Company.

                  14.1 Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Note by Company and the performance of the Company's obligations hereunder, including the issuance and delivery of this Note and the shares of equity securities issuable upon conversion of this Note ("Conversion Shares") and the reservation of the Conversion Shares has been taken or will be taken prior to the issuance of such Conversion Shares. This Note, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Conversion Shares, when issued in compliance with the provisions of this Note, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances.

                  14.2 No Impairment. Except and to the extent as waived or consented to by Lender, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of Lender against impairment.

         15. Default. Each of the following events shall be an "Event of Default" hereunder:

                  15.1 the Company fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on the date the same becomes due and payable or within twenty (20) business days thereafter;

                  15.2 the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

                  15.3 an involuntary petition is filed against the Company (unless such petition is dismissed or discharged within ninety (90) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

                  Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, be immediately due, payable and collectible by Lender pursuant to applicable law.

         16. Miscellaneous

                  16.1 The Company currently has enough authorized shares sufficient to effect the conversion of this Note. Notwithstanding the foregoing, the Company's current authorized shares are not sufficient to effect the conversion of this Note assuming full exercise and conversion of the Company's other outstanding options and convertible securities. Accordingly, the Company hereby covenants and agrees to expeditiously take such corporate action as may be necessary to amend the Company's Articles of Incorporation to increase its authorized but unissued shares of capital stock to the number of shares as shall be sufficient for the conversion of all of its outstanding options and convertible securities.

                  16.2 The Company hereby agrees that no failure on the part of the Lender to exercise any power, right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof.

                  16.3 The Lender shall not be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing and signed by the Lender, and then only to the extent specifically set forth in writing. A waiver with reference to one event shall not be construed and continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of the Lender to exercise any right, whether before or after an event of default or a default thereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the Lender of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

                  16.4 The remedies of the Lender in this Note or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

                  16.5 Lender shall not become or be deemed a partner or joint venturer with the Company by reason of any provisions of this Note.

                  16.6 If any amount of principal or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next preceding Business Day. "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which banks in the State of California are required by law to close or are customarily closed.

                  16.7 If any of the provisions of this Note or the application thereof to any persons or circumstances shall, to any extent, be held to be invalid or unenforceable, the remainder of this Note by the application of such provision or provisions to persons or circumstances other than those as for whom or of which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

                  16.8 The terms of this Note shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, assigns or any entity formed as a result of the Company reincorporating in another jurisdiction.

                  16.9 Time is of the essence of this Note and the performance of all provisions hereof.

                  16.10 This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Lender of this Note or its attorney duly authorized in writing. Payment of or on account of principal and interest on this Note shall be made only to or upon the order in writing of the registered Lender.

                  16.11 Note is governed by and construed in accordance with me laws or the State of New Jersey.

                  16.12 The Lender will not be entitled to vote, receive dividends or exercise any of the rights of the holders of the Company's equity securities for any purpose prior to the conversion of this Note.

                  [Remainder of Page Intentionally Left Blank]

         "Company"                     Gender Sciences, Inc.,
                                       a New Jersey corporation
                                       -------------------------------------

                                       /s/ EUGENE TERRY
                                       -------------------------------------
                                       Eugene Terry, Chairman


         "Lender"                      The Ullman Family Partnership
                                       -------------------------------------

                                       /s/ RICHARD ULLMAN
                                       -------------------------------------
                                       Richard Ullman, Partner


                      [Signature Page to Convertible Note]